Exhibit 99.1

          Summit Financial Group Announces Q2 2003 Earnings;
      Q2 GAAP EPS Grows 23.9%; First Half 2003 GAAP EPS up 18.3%


    MOOREFIELD, W.Va--(BUSINESS WIRE)--July 29, 2003--Summit Financial Group, Inc. (OTCBB: SMMF) today reported second quarter 2003 GAAP net income of $2,008,000 or $0.57 per diluted share, up 23.9 percent on an earnings per share basis from the $1,640,000, or $0.46 per diluted share, reported in the second quarter of 2002. Net income for the second quarter generated an annualized return on average shareholders' equity of 14.62% and an annualized return on average assets of 1.12% compared to second quarter ratios of 14.49% and 1.07%, respectively, in the prior year.
    Operating earnings, which exclude the impact of nonrecurring income and expense items, for second quarter 2003 were $1,956,000 or $0.55 per diluted share, up 19.6 percent on an earnings per share basis compared to operating earnings of $1,633,000 or $0.46 per diluted share for second quarter 2002. Summit's second quarter 2003 results, excluding nonrecurring items, produced an annualized return on average shareholders' equity of 14.24% and an annualized return on average assets of 1.10%, compared to prior year ratios of 14.42% and 1.07%, respectively. Nonrecurring items consisted principally of gains and losses realized on securities transactions and other significant transactional gains and losses.
    GAAP net income for the six months ended June 30, 2003 was $3,872,000, or $1.10 per diluted share, up 18.3 percent on an earnings per share basis compared to $3,271,000 or $0.93 per diluted share for the same period of 2002. For the six months ended June 30, 2003 operating earnings excluding one time income and expense items were $3,808,000 or $1.08 per diluted share, up 17.4 percent on an earnings per share basis, as compared to the $3,242,000 or $0.92 per diluted share for the same period of 2002.
    "We are pleased to announce record-setting earnings for both the second quarter and first six month periods, despite the sluggish local and national economies as well as a very challenging interest rate environment", commented H. Charles Maddy, III, President and Chief Executive Officer.
    Summit Financial Group, Inc. is a financial holding company with total assets of $716 million. Summit operates thirteen banking locations through its three wholly owned subsidiary banks, Summit Community Bank headquartered in Moorefield, West Virginia, Capital State Bank, Inc. in Charleston, West Virginia, and Shenandoah Valley National Bank in Winchester, Virginia.
    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q2 2003 vs Q2 2002
GAAP Basis

                                           For the Quarter
                                               Ended
                                    --------------------------Percent
 Dollars in thousands, except per                              Change
  share amounts                           6/30/2003 6/30/2002
----------------------------------------------------------------------

 Condensed Statements of Income -- GAAP Basis
   Interest income - taxable
    equivalent                              $10,445   $10,290     1.5%
   Interest expense                           4,467     4,690    -4.8%
                                    --------------------------
   Net interest income - taxable
    equivalent                                5,978     5,600     6.8%
   Less:   taxable equivalent
    adjustment                                  277       247    12.1%
                                    --------------------------
   Net interest income                        5,701     5,353     6.5%
   Provision for loan losses                    233       307   -24.1%
                                    --------------------------
   Net interest income after
    provision
       for loan losses                        5,468     5,046     8.4%
   Noninterest income                           797       575    38.6%
   Noninterest expense                        3,439     3,288     4.6%
                                    --------------------------
   Income before income taxes                 2,826     2,333    21.1%
   Income taxes                                 818       693    18.0%
                                    --------------------------
   Net income                                $2,008    $1,640    22.4%
                                    ==========================

 Per Share Data -- GAAP Basis
   Basic earnings                             $0.57     $0.47    21.3%
   Diluted earnings                           $0.57     $0.46    23.9%
   Average shares outstanding
      Basic                               3,504,358 3,508,620    -0.1%
      Diluted                             3,534,643 3,535,900     0.0%

 Performance Ratios -- GAAP Basis
   Return on average equity                   14.62%    14.49%    0.9%
   Return on average assets                    1.12%     1.07%    4.7%
   Net yield on earning assets -
    taxable equivalent                         3.54%     3.86%   -8.3%
   Efficiency ratio (A)                       53.03%    54.91%   -3.4%
   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q2 2003 vs Q2 2002
Excluding Nonrecurring Items

                                          For the Quarter
                                              Ended
                                  ---------------------------- Percent
 Dollars in thousands, except per                              Change
  share amounts                           6/30/2003 6/30/2002
----------------------------------------------------------------------

 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                              $10,445   $10,290     1.5%
   Interest expense                           4,467     4,690    -4.8%
                                  ----------------------------
   Net interest income - taxable
    equivalent                                5,978     5,600     6.8%
   Less:   taxable equivalent
    adjustment                                  277       247    12.1%
                                  ----------------------------
   Net interest income                        5,701     5,353     6.5%
   Provision for loan losses                    233       307   -24.1%
                                  ----------------------------
   Net interest income after
    provision
       for loan losses                        5,468     5,046     8.4%
   Noninterest income                           713       565    26.2%
   Noninterest expense                        3,439     3,288     4.6%
                                  ----------------------------
   Income before income taxes                 2,742     2,323    18.0%
   Income taxes                                 786       690    13.9%
                                  ----------------------------
   Net income excluding
    nonrecurring items                       $1,956    $1,633    19.8%
                                  ============================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                             $0.56     $0.47    19.1%
   Diluted earnings                           $0.55     $0.46    19.6%
   Average shares outstanding
      Basic                               3,504,358 3,508,620    -0.1%
      Diluted                             3,534,643 3,535,900     0.0%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity                   14.24%    14.42%   -1.2%
   Return on average assets                    1.10%     1.07%    2.8%
   Net yield on earning assets -
    taxable equivalent                         3.54%     3.86%   -8.3%
   Efficiency ratio (A)                       53.03%    54.91%   -3.4%
 NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Six Month Performance Summary --2003 vs. 2002
GAAP Basis

                                     For the Six Months Ended
                                   ---------------------------Percent
 Dollars in thousands, except per                              Change
  share amounts                           6/30/2003 6/30/2002
----------------------------------------------------------------------

 Condensed Statements of Income --
  GAAP Basis
   Interest income - taxable
    equivalent                              $20,853   $20,362     2.4%
   Interest expense                           8,928     9,345    -4.5%
                                   ---------------------------
   Net interest income - taxable
    equivalent                               11,925    11,017     8.2%
   Less:   taxable equivalent
    adjustment                                  556       484    14.9%
                                   ---------------------------
   Net interest income                       11,369    10,533     7.9%
   Provision for loan losses                    450       600   -25.0%
                                   ---------------------------
   Net interest income after
    provision
       for loan losses                       10,919     9,933     9.9%
   Noninterest income                         1,370       937    46.2%
   Noninterest expense                        6,780     6,265     8.2%
                                   ---------------------------
   Income before income taxes                 5,509     4,605    19.6%
   Income taxes                               1,637     1,334    22.7%
                                   ---------------------------
   Net income                                $3,872    $3,271    18.4%
                                   ===========================

 Per Share Data -- GAAP Basis
   Basic earnings                             $1.11     $0.93    19.4%
   Diluted earnings                           $1.10     $0.93    18.3%
   Average shares outstanding
      Basic                               3,504,145 3,508,620    -0.1%
      Diluted                             3,530,236 3,534,943    -0.1%

 Performance Ratios -- GAAP Basis
   Return on average equity                   14.42%    14.59%   -1.2%
   Return on average assets                    1.11%     1.09%    1.8%
   Net yield on earning assets -
    taxable equivalent                         3.60%     3.86%   -6.7%
   Efficiency ratio (A)                       53.06%    54.18%   -2.1%
 NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Six Month Performance Summary --2003 vs. 2002
Excluding Nonrecurring Items

                                     For the Six Months Ended
                                   --------------------------- Percent
 Dollars in thousands, except per                              Change
  share amounts                           6/30/2003 6/30/2002
----------------------------------------------------------------------

 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                              $20,853   $20,362     2.4%
   Interest expense                           8,928     9,345    -4.5%
                                   ---------------------------
   Net interest income - taxable
    equivalent                               11,925    11,017     8.2%
   Less:   taxable equivalent
    adjustment                                  556       484    14.9%
                                   ---------------------------
   Net interest income                       11,369    10,533     7.9%
   Provision for loan losses                    450       600   -25.0%
                                   ---------------------------
   Net interest income after
    provision
       for loan losses                       10,919     9,933     9.9%
   Noninterest income                         1,266       891    42.1%
   Noninterest expense                        6,780     6,265     8.2%
                                   ---------------------------
   Income before income taxes                 5,405     4,559    18.6%
   Income taxes                               1,597     1,317    21.3%
                                   ---------------------------
   Net income                                $3,808    $3,242    17.5%
                                   ===========================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                             $1.09     $0.92    18.5%
   Diluted earnings                           $1.08     $0.92    17.4%
   Average shares outstanding
      Basic                               3,504,145 3,508,620    -0.1%
      Diluted                             3,530,236 3,534,943    -0.1%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity                   14.18%    14.46%   -1.9%
   Return on average assets                    1.09%     1.08%    0.9%
   Net yield on earning assets -
    taxable equivalent                         3.60%     3.86%   -6.7%
   Efficiency ratio (A)                       53.06%    54.18%   -2.1%
 NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Five Quarter Performance Summary
GAAP Basis

                               For the Quarter
                                   Ended
                  --------------------------------------------------
 Dollars in
  thousands,
  except per share
  amounts           6/30/03   3/31/03  12/31/02   9/30/02   6/30/02
--------------------------------------------------------------------

 Condensed
  Statements of
  Income -- GAAP
  Basis
   Interest income
    - taxable
    equivalent      $10,445   $10,408   $10,738   $10,586   $10,290
   Interest
    expense           4,467     4,461     4,694     4,803     4,690
                  --------------------------------------------------
   Net interest
    income -
    taxable
    equivalent        5,978     5,947     6,044     5,783     5,600
   Less:   taxable
    equivalent
    adjustment          277       278       272       241       247
                  --------------------------------------------------
   Net interest
    income            5,701     5,669     5,772     5,542     5,353
   Provision for
    loan losses         233       218       308       307       307
                  --------------------------------------------------
   Net interest
    income after
    provision
       for loan
        losses        5,468     5,451     5,464     5,235     5,046
   Noninterest
    income              797       573       407       601       575
   Noninterest
    expense           3,439     3,340     3,227     3,115     3,288
                  --------------------------------------------------
   Income before
    income taxes      2,826     2,684     2,644     2,721     2,333
   Income taxes         818       820       600       798       693
                  --------------------------------------------------
   Net income        $2,008    $1,864    $2,044    $1,923    $1,640
                  ==================================================

 Per Share Data --
  GAAP Basis
   Basic earnings     $0.57     $0.53     $0.58     $0.55     $0.47
   Diluted
    earnings          $0.57     $0.53     $0.58     $0.54     $0.46
   Average shares
    outstanding
      Basic       3,504,358 3,503,930 3,506,073 3,508,566 3,508,620
      Diluted     3,534,643 3,529,886 3,525,115 3,536,220 3,535,900

 Performance
  Ratios -- GAAP
  Basis
   Return on
    average equity    14.62%    14.33%    15.74%    15.62%    14.49%
   Return on
    average assets     1.12%     1.09%     1.22%     1.20%     1.07%
   Net yield on
    earning assets
    - taxable
    equivalent         3.54%     3.66%     3.83%     3.80%     3.86%
   Efficiency
    ratio (A)         53.03%    53.09%    49.97%    50.15%    54.91%
 NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
Excluding Nonrecurring Items

                                For the Quarter
                                    Ended
                    --------------------------------------------------
 Dollars in
  thousands, except
  per share amounts   6/30/03   3/31/03  12/31/02   9/30/02   6/30/02
----------------------------------------------------------------------

 Condensed
  Statements of
  Income
 Excluding
  Nonrecurring Items
   Interest income -
    taxable
    equivalent        $10,445   $10,408   $10,738   $10,586   $10,290
   Interest expense     4,467     4,461     4,694     4,803     4,690
                    --------------------------------------------------
   Net interest
    income - taxable
    equivalent          5,978     5,947     6,044     5,783     5,600
   Less:   taxable
    equivalent
    adjustment            277       278       272       241       247
                    --------------------------------------------------
   Net interest
    income              5,701     5,669     5,772     5,542     5,353
   Provision for
    loan losses           233       218       308       307       307
                    --------------------------------------------------
   Net interest
    income after
    provision
       for loan
        losses          5,468     5,451     5,464     5,235     5,046
   Noninterest
    income                713       552       610       592       565
   Noninterest
    expense             3,439     3,340     3,227     3,115     3,288
                    --------------------------------------------------
   Income before
    income taxes        2,742     2,663     2,847     2,712     2,323
   Income taxes           786       812       917       795       690
                    --------------------------------------------------
   Net income          $1,956    $1,851    $1,930    $1,917    $1,633
                    ==================================================

 Per Share Data
 Excluding
  Nonrecurring Items
   Basic earnings       $0.56     $0.53     $0.55     $0.55     $0.47
   Diluted earnings     $0.55     $0.52     $0.55     $0.54     $0.46
   Average shares
    outstanding
      Basic         3,504,358 3,503,930 3,506,073 3,508,566 3,508,620
      Diluted       3,534,643 3,529,886 3,525,115 3,536,220 3,535,900

 Performance Ratios
 Excluding
  Nonrecurring Items
   Return on average
    equity              14.24%    14.23%    14.86%    15.56%    14.42%
   Return on average
    assets               1.10%     1.08%     1.15%     1.19%     1.07%
   Net yield on
    earning assets -
    taxable
    equivalent           3.54%     3.66%     3.83%     3.80%     3.86%
   Efficiency ratio
    (A)                 53.03%    53.09%    49.97%    50.15%    54.91%


NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC.(OTCBB:  SMMF)
Reconciliation of Operating Earnings to GAAP Net Income


                                     For the Quarter
                                          Ended
                        ----------------------------------------------
 Dollars in thousands     6/30/03   3/31/03  12/31/02 9/30/02 6/30/02
----------------------------------------------------------------------



   Operating earnings      $1,956    $1,851    $1,930  $1,917  $1,633

        Securities gains
         (losses):
             Gross gains
              (losses)         66        41      (214)      9      12
             Applicable
              income tax
              effect          (25)      (16)       82      (3)     (3)
                        ----------------------------------------------
                               41        25      (132)      6       9
        Other gains
         (losses):
             Gross gains
              (losses)         18       (20)       10       -      (3)
             Applicable
              income tax
              effect           (7)        8        (4)      -       1
                        ----------------------------------------------
                               11       (12)        6       -      (2)

        Purchased state
         income tax
         credits                -         -       240       -       -
                        ----------------------------------------------

   GAAP net income         $2,008    $1,864    $2,044  $1,923  $1,640
                        ==============================================



                                   For the Six Months
                                          Ended
                                  --------------------
 Dollars in thousands                 6/30/03  6/30/02
------------------------------------------------------

   Operating earnings                $3,808    $3,242

        Securities gains
         (losses):
             Gross gains
              (losses)                  106        65
             Applicable
              income tax
              effect                    (41)      (24)
                                  --------------------
                                         65        41
        Other gains
         (losses):
             Gross gains
              (losses)                   (2)      (19)
             Applicable
              income tax
              effect                      1         7
                                  --------------------
                                         (1)      (12)

        Purchased state
         income tax
         credits                          -         -
                                  --------------------

   GAAP net income                   $3,872    $3,271
                                  ====================

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Selected Balance Sheet Data


                                                 As of
                          ------------------------------------Percent
 Dollars in thousands,                                         Change
  except per share amounts                6/30/2003 6/30/2002
----------------------------------------------------------------------

   Assets                                  $716,194  $620,817    15.4%
   Securities                               217,538   199,207     9.2%
   Loans, net                               456,242   375,927    21.4%
   Intangible assets                          3,126     3,277    -4.6%
   Deposits                                 473,255   421,391    12.3%
   Short-term borrowings                     24,220    13,632    77.7%
   Long-term borrowings                     159,260   134,601    18.3%
   Shareholders' equity                      55,873    48,083    16.2%

  Book value per share                       $15.94    $13.70    16.3%


SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Asset Quality Information

                                          For the Quarter
                                               Ended
                           -----------------------------------------
 Dollars in thousands      6/30/03 3/31/03 12/31/02 9/30/02 6/30/02
--------------------------------------------------------------------

  Net loan charge-off's        $63    $142     $173     $29     $59
  Net loan charge-off's to
   average loans
   (annualized)               0.06%   0.13%    0.18%   0.03%   0.07%
  Allowance for loan losses $4,298  $4,129   $4,053  $3,919  $3,640
  Allowance for loan losses
   as a percentage
      of period end loans      0.9%    0.9%     1.0%    1.0%    1.0%
  Nonperforming assets:
     Nonperforming loans    $1,056    $715   $1,491    $975    $806
     Foreclosed properties     546     677       81      81     119
     Nonaccrual securitites    405     412      421       -       -
                           -----------------------------------------
            Total           $2,007  $1,804   $1,993  $1,056    $925
                           =========================================

  Nonperforming loans to
   period end loans
      and other real estate
       and repossessed
       assets                  0.4%    0.3%     0.4%    0.3%    0.2%
                           =========================================
  Nonperforming assets to
   period end assets           0.3%    0.3%     0.3%    0.2%    0.1%
                           =========================================

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Average Balance Sheet, Interest Earnings &
 Expenses and Average Rates
Q2 2003 vs Q2 2002
                     Q2 2003                   Q2 2002
                    ------------------------- ------------------------
                 Average   Earnings/ Yield/  Average  Earnings/ Yield/
Dollars in       Balances  Expense    Rate   Balances  Expense  Rate
 thousands
--------------------------------------------- ------------------------

ASSETS
Interest earning
 assets
  Loans, net of
   unearned
   interest
    Taxable          $443,990   $7,618  6.86% $366,247   $7,038  7.69%
    Tax-exempt          5,742      118  8.22%    6,265      132  8.43%
  Securities
    Taxable           178,158    1,944  4.36%  169,721    2,468  5.82%
    Tax-exempt         41,306      719  6.96%   32,893      619  7.53%
   Interest bearing
    deposits other
    banks
        and Federal
         funds sold     6,133       46  3.00%    4,992       33  2.64%
                    ---------- -------- ----- --------- -------- -----
Total interest
 earning assets       675,329   10,445  6.19%  580,118   10,290  7.10%

Noninterest earning
 assets
  Cash & due from
   banks                8,999                    8,712
  Premises &
   equipment           12,406                   13,054
  Other assets         21,703                   12,821
  Allowance for loan
   losses              (4,233)                  (3,549)
                    ----------                ---------
    Total assets     $714,204                 $611,156
                    ==========                =========

 LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits   $96,319     $198  0.82%  $88,263     $320  1.45%
  Savings deposits     46,828       72  0.62%   46,442      152  1.31%
  Time deposits       281,224    2,246  3.19%  237,172    2,349  3.96%
  Short-term
   borrowings          26,619       93  1.40%   16,985       95  2.24%
  Long-term
   borrowings         158,098    1,858  4.70%  133,963    1,774  5.30%
                    ---------- -------- ----- --------- -------- -----
                      609,088    4,467  2.93%  522,825    4,690  3.59%
Noninterest bearing
 liabilities
  Demand deposits      44,941                   38,978
  Other liabilities     5,249                    4,069
                    ----------                ---------
    Total
     liabilities      659,278                  565,872

Shareholders' equity   54,926                   45,284
                    ----------                ---------
  Total liabilities
   and
    shareholders'
     equity          $714,204                 $611,156
                    ==========                =========

NET INTEREST
 EARNINGS                       $5,978                   $5,600
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.54%                    3.86%
                                        =====                    =====


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Average Balance Sheet, Interest Earnings &
 Expenses and Average Rates
YTD 2003 vs YTD 2002
                               For the Six Months Ended
                                      June 30,
                     -------------------------------------------------
                         2003                     2002
                     ------------------------ ------------------------
                  Average  Earnings/ Yield/  Average  Earnings/ Yield/
                  Balances  Expense  Rate   Balances   Expense    Rate
Dollars in
thousands
--------------------------------------------- ------------------------

ASSETS
Interest earning
 assets
  Loans, net of
   unearned  interest
    Taxable          $433,533  $15,030  6.93% $356,615  $13,752  7.71%
    Tax-exempt          5,973      245  8.20%    6,021      256  8.50%
  Securities
    Taxable           176,437    4,058  4.60%  169,429    5,069  5.98%
    Tax-exempt         40,262    1,429  7.10%   32,627    1,218  7.47%
   Interest bearing
    deposits other
    banks
        and Federal
         funds sold     6,013       91  3.03%    4,964       67  2.70%
                     --------- -------- ----- --------- -------- -----
Total interest
 earning assets       662,218   20,853  6.30%  569,656   20,362  7.15%

Noninterest earning
 assets
  Cash & due from
   banks                8,565                    8,325
  Premises &
   equipment           12,585                   13,015
  Other assets         20,988                   14,528
  Allowance for loan
   losses              (4,163)                  (3,392)
                     ---------                ---------
    Total assets     $700,193                 $602,132
                     =========                =========

 LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits   $97,793     $427  0.87%  $85,355     $616  1.44%
  Savings deposits     46,465      145  0.62%   45,531      293  1.29%
  Time deposits       277,417    4,570  3.29%  235,420    4,803  4.08%
  Short-term
   borrowings          21,922      173  1.58%   16,720      181  2.17%
  Long-term
   borrowings         153,093    3,613  4.72%  132,370    3,452  5.22%
                     --------- -------- ----- --------- -------- -----
                      596,690    8,928  2.99%  515,396    9,345  3.63%
Noninterest bearing
 liabilities
  Demand deposits      44,581                   37,615
  Other liabilities     5,201                    4,277
                     ---------                ---------
    Total liabilities 646,472                  557,288

Shareholders' equity   53,721                   44,844
                     ---------                ---------
  Total liabilities
   and
    shareholders'
     equity          $700,193                 $602,132
                     =========                =========

NET INTEREST EARNINGS          $11,925                  $11,017
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.60%                    3.86%
                                        =====                    =====



    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-538-7233, ext. 152
             rtissue@SummitFGI.com